EXHIBIT 32.1

                         ADDISON-DAVIS DIAGNOSTICS, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Addison-Davis Diagnostics, Inc. (the Company) on Form 10-QSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Charles Miseroy, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Addison-Davis Diagnostics, Inc. and will be retained by Addison-Davis Diagnostics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                              Dated: May 15, 2006


                              /s/ Charles Miseroy
                              -----------------------------------
                              Charles Miseroy President and Chief
                              Executive Officer (Principal
                              Executive Officer) and Chief
                              Financial Officer (Principal
                              Accounting and Financial Officer)